UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2006

National Presto Industries, Inc.
(Exact name of registrant as specified in its chapter)

Wisconsin	811-21874	39-0494170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin		54703-3703
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02    Results of Operations and Financial Condition

On August 11, 2006, the registrant issued a Quarterly Report regarding the registrant’s results of operations for the second quarter ended July 2, 2006, which is filed as Exhibit 99.1 to this Form 8-K. Although the report uses the format for and contains the footnotes and disclosures found in the SEC’s Form 10-Q, the figures have not been reviewed by an independent accountant. For this same reason, the certifications pursuant to the Sarbanes-Oxley Act of 2002 are not attached. Such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

Exhibit 99.1    Quarterly Report of National Presto Industries, Inc. for the quarter ended July 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc. (Registrant)

/s/ Maryjo Cohen
Date August 11, 2006	(Signature) Maryjo Cohen, President and Chief Executive Officer